Related-Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS

17. RELATED-PARTY TRANSACTIONS

As discussed in Note 10, Debt, in order to consummate the acquisition of Access Physicians and support the combined business after the transaction, SOC Telemed entered into a related-party subordinated financing with a significant stockholder, SOC Holdings, an affiliate of Warburg Pincus, for $13.5 million.

23.	RELATED-PARTY TRANSACTIONS

Founder Shares

In October 2019, HCMC Sponsor LLC purchased 5,750,000 shares (the "Founder Shares") of the HCMC's Class B common stock for an aggregate price of $25,000. On December 12, 2019, HCMC effected a 1.1 for 1 stock dividend for each Founder Share outstanding, resulting in the Sponsor holding an aggregate of 6,325,000 Founder Shares. The Founder Shares automatically converted into Class A common stock upon consummation of our Merger Transaction. The Founder Shares included an aggregate of up to 825,000 shares subject to forfeiture to the extent that the underwriters' over-allotment option was not exercised in full or in part. As a result of the underwriter's election to partially exercise their over-allotment option, 75,000 Founder Shares were forfeited.

On October 30,2020, the Company modified the terms of 1,875,000 of the Founder Shares held by HCMC Sponsor LLC such that 50% of such shares will be forfeited if the share price of Class A common stock does not reach $12.50 for 20 out of 30 consecutive trading days and 50% of such shares will be forfeited if the share price of Class A common stock does not reach $15.00 for 20 out of 30 consecutive trading days, in each case, prior to the seventh anniversary of the Closing (See Note 16).

Preferred stock and debt

In 2020, Legacy SOC Telemed issued 11,000 shares of Series J contingently redeemable preferred stock to certain previous Legacy SOC Telemed stockholders in exchange for cash consideration (see Note 15).

On August 14, 2020, two entities affiliated with WP signed a support letter committing funds up to $15.0 million available to Legacy SOC Telemed from August 2020 through December 2021. On September 3, 2020, Legacy SOC Telemed sold to WP $2.0 million aggregate principal amount of subordinated convertible promissory notes in a financing pursuant to this support letter. WP subsequently recommitted to fund up to $15.0 million available from September 2020 through December 31, 2021, subject to ongoing evaluations between the parties following the closing of the Merger Transaction, under a new support letter dated September 23, 2020, that superseded and replaced the August support letter (see Note 11). As discussed in Note 25, the support letter was terminated in connection with the acquisition of Access Physicians.

Legacy SOC Telemed also entered into a convertible bridge note purchase agreement with certain previous Legacy SOC Telemed stockholders which permitted Legacy SOC Telemed to borrow aggregate principal in the amount of $8.0 million. Legacy SOC Telemed borrowed $6.0 million of principal pursuant to such convertible bridge note purchase agreement in 2020 (see Note 11).

In 2019 Legacy SOC Telemed issued 4,000 shares of Series J contingently redeemable preferred stock to its controlling stockholders in exchange for cash consideration (see Note 15).

As discussed in Notes 11 and 15, all existing debt and preferred stock owned by our controlling stockholders was liquidated in connection with the closing of the Merger Transaction on October 30, 2020.